Restricted Cash	6 Months Ended
Jun. 30, 2018
Restricted Cash1 [Abstract]
Restricted Cash
Restricted Cash

(in thousands of USD)	June 30, 2018	December 31, 2017

Restricted Cash	96,689	115

Restricted cash consist of rent deposits and cash deposited on debt service reserve accounts and minimum liquidity accounts linked to some of our long term borrowings. The increase is entirely attributable to the merger with Gener8 and more particularly to the USD 581 million facility and the USD 633.5 million facility which both require cash to be deposited on a debt service reserve account representing the next capital repayment and interest payment. The USD 633.5 million facility also requires cash to be deposited in a minimum liquidity account for as long as the vessels are owned by special purpose vehicles (“SPV”).

The Group intends to transfer the ownership of the vessels from the SPV to the balance sheet of Euronav before year end. Once the vessels have been transferred, the cash held on the debt service account will no longer be restricted.